Exhibit 21.1

Baron Development Company, LLC (KS)	Baron Leasehold, LLC (KS)	Bohn Holdings, Inc. (DE)

Bohn Holdings, LLC (DE)	Bohn Holdings-F, Inc. (DE)	Bohn-FII, LLC (DE)

Casa Chevrolet Inc. (NM)	Casa Chrysler Plymouth Jeep Inc. (NM)	Chandlers Garage Holdings Limited (UK)

Courtesy Ford, LLC (DE)	Danvers-N, Inc. (DE)	Danvers-NII, Inc. (DE)

G1R Florida, LLC (DE)	GPI GA Holdings, Inc. (DE)	GPI GA Liquidation, LLC (DE)

GPI SA, LLC (DE)	GPI SC Holdings, Inc. (DE)	GPI SC-TL, LLC (DE)

GPI TX-FII, Inc. (DE)	GPI, Ltd. (TX)	Group 1 SA B.V. (Netherlands)

Group 1 Associates Holdings, LLC (DE)	Group 1 Associates, Inc. (DE)	Group 1 Automotive Reinsurance Two, Ltd. (BWI)

Group 1 Automotive UK Limited (UK)	Group 1 FL Holdings, Inc. (DE)	Group 1 Funding, Inc. (DE)

Group 1 Holdings B.V. (Netherlands)	Group 1 Holdings-DC, L.L.C. (DE)	Group 1 Holdings-F, L.L.C. (DE)

Group 1 Holdings-GM, L.L.C. (DE)	Group 1 Holdings-H, L.L.C. (DE)	Group 1 Holdings-N, L.L.C. (DE)

Group 1 Holdings-S, L.L.C. (DE)	Group 1 Holdings-T, L.L.C. (DE)	Group 1 LP Interests-DC, Inc. (DE)

Howard Ford, Inc. (DE)	Ira Automotive Group, LLC (DE)	Ivory Auto Properties of South Carolina, LLC (SC)

Koons Ford, LLC (DE)	Maxwell Chrysler Dodge Jeep, Inc. (DE)	Mike Smith Autoplaza, Inc. (TX)

Mike Smith Autoplex, Inc. (TX)	Miller Automotive Group, Inc. (CA)	NY-SBII, Inc. (DE)

Prestige Chrysler Northwest, Inc. (DE)	Sunshine Buick Pontiac GMC Truck, Inc. (NM)	Tate CG, L.L.C. (MD)

Walter Holdings Limited (UK)	Barons Farnborough Limited (UK)	Barons Hindhead Limited (UK)
	dba	dba
	Barons Farnborough	Barons Hindhead

Bob Howard Chevrolet, Inc. (OK)	Bob Howard Dodge, Inc. (OK)	Bob Howard Nissan, Inc. (OK)
dba	dba	dba
Bob Howard Chevrolet	Bob Howard Chrysler Dodge Jeep Ram	Bob Howard Nissan

Chandlers (Hailsham) Limited (UK)	Chandlers Garage (Brighton) Limited (UK)	Chandlers Garage Worthing Limited (UK)
dba	dba	dba
Chandlers Hailsham	Chandlers Brighton	Chandlers Worthing

Chaperral Dodge, Inc. (DE)	Danvers-SU, LLC (DE)	Danvers-TL, Inc. (DE)
dba	dba	dba
Dallas Chrysler Dodge Jeep Ram	Ira Subaru	Ira Lexus

GPI AL-N, Inc. (DE)	GPI AL-SB, LLC (DE)	GPI CA-DMII, Inc. (DE)
dba	dba	dba
Pat Peck Nissan	BMW of Mobile	Mercedes-Benz of Escondido

GPI CA-SV, Inc. (DE)	GPI CC, Inc. (DE)	GPI FL-H, LLC (DE)
dba	dba	dba
Volkswagen Kearny Mesa	Group 1 Automotive Call Center	Honda of Bay County

GPI FL-VW, LLC (DE)	GPI FL-VWII, LLC (DE)	GPI GA-DM, LLC (DE)
dba	dba	dba
Volkswagen of Panama City	Volkswagen of New Port Richey	Mercedes-Benz of Augusta

GPI GA-FIII, LLC (DE)	GPI KS Motors, Inc. (DE)	GPI KS-SH, Inc. (DE)
dba	dba	dba

Exhibit 21.1

Rivertown Ford	Peoples Auto Credit	Shawnee Mission Hyundai

GPI KS-SK, Inc. (DE)	GPI LA-SH, LLC (DE)	GPI MS-H, Inc. (DE)
dba	dba	dba
Shawnee Mission Kia	Bohn Hyundai	Pat Peck Honda

GPI MS-SK, Inc. (DE)	GPI NH-TL, Inc. (DE)	GPI OK-SH, Inc. (DE)
dba	dba	dba
Pat Peck Kia	Ira Lexus of Manchester	Bob Howard Hyundai

GPI SC, Inc. (DE)	GPI SC-A, LLC (DE)	GPI SC-SB, LLC (DE)
dba	dba	dba
Sterling McCall Collision of Jersey Village	Audi Columbia	BMW of Columbia

GPI SC-SBII, LLC (DE)	GPI TX-EPGM, Inc. (DE)	GPI TX-HGM, Inc. (DE)
dba	dba	dba
Hilton Head BMW	Shamaley Buick GMC	David Taylor Cadillac Buick GMC

GPI TX-SV, Inc. (DE)	GPI TX-SVII, Inc. (DE)	GPI TX-SVIII, Inc. (DE)
dba	dba	dba
Metro Volkswagen	Volkswagen of Beaumont	Volkswagen of Alamo Heights

Harvey Ford, LLC (DE)	Harvey GM, LLC (DE)	Howard-DCIII, LLC (DE)
dba	dba	dba
Don Bohn Ford	Don Bohn Buick GMC	South Pointe Chrysler Dodge Jeep Ram

Howard-H, Inc. (DE)	Howard-HA, Inc. (DE)	Howard-SB, Inc. (DE)
dba	dba	dba
Bob Howard Honda	Bob Howard Acura	BMW of Tulsa

Key Ford, LLC (DE)	Kutz-N, Inc. (DE)	Maxwell-GMII, Inc. (DE)
dba	dba	dba
World Ford Pensacola	Courtesy Nissan	Freedom Chevrolet

Maxwell-N, Inc. (DE)	Maxwell-NII, Inc. (DE)	McCall-F, Inc. (DE)
dba	dba	dba
Town North Nissan	Round Rock Nissan	Sterling McCall Ford

McCall-H, Inc. (DE)	McCall-HA, Inc. (DE)	McCall-N, Inc. (DE)
dba	dba	dba
Sterling McCall Honda	Sterling McCall Acura	Sterling McCall Nissan

Mike Smith Automotive-N, Inc. (TX)	Mike Smith Autoplex Dodge, Inc. (TX)	Mike Smith Autoplex-German Imports, Inc. (TX)
dba	dba	dba
Mike Smith Nissan	Mike Smith Chrysler Dodge Jeep Ram	Mike Smith Mercedes-Benz

Miller Infiniti, Inc. (CA)	Miller Nissan, Inc. (CA)	NJ-DM, Inc. (DE)
dba	dba	dba
Miller Infiniti	Miller Nissan	Mercedes-Benz of Freehold

NJ-H, Inc. (DE)	NJ-HA, Inc. (DE)	NJ-HAII, Inc. (DE)
dba	dba	dba
Honda of Freehold	Elite Acura	Boardwalk Acura

NJ-HII, Inc. (DE)	NJ-SV, Inc. (DE)	NY-DM, Inc. (DE)
dba	dba	dba
Boardwalk Honda	Volkswagen of Freehold	Mercedes-Benz of Massapequa

Rockwall Automotive-DCD, Ltd. (TX)	Rockwall Automotive-F, Inc. (DE)	Bob Howard Automotive-East, Inc. (OK)

Exhibit 21.1

dba	dba	dba
Rockwall Chrysler Dodge Jeep Ram	Rockwall Ford	South Pointe Chevrolet
South Pointe Truck Annex

Bob Howard Motors, Inc. (OK)	Danvers-S, Inc. (DE)	Danvers-SB, Inc. (DE)
dba	dba	dba
Bob Howard Scion	Ira Audi	BMW of Stratham
Bob Howard Toyota	Ira Porsche	Ira BMW of Stratham

GPI CA-NIII, Inc. (DE)	GPI CA-TII, Inc. (DE)	GPI GA-F, LLC (DE)
dba	dba	dba
Miller's Performance Nissan	Miller Scion of Anaheim	Stone Mountain Ford
Performance Nissan	Miller Toyota of Anaheim	World Ford Stone Mountain

GPI MD-SB, Inc. (DE)	GPI MS-N, Inc. (DE)	GPI NH-T, Inc. (DE)
dba	dba	dba
BMW of Annapolis	Pat Peck Nissan	Ira Scion of Manchester
MINI of Annapolis	Gulfport Used Car Outlet	Ira Toyota of Manchester

GPI SC-T, LLC (DE)	GPI SD-DC, Inc. (DE)	GPI TX-F, Inc. (DE)
dba	dba	dba
Scion of Rock Hill	Rancho Chrysler Dodge Jeep Ram	Shamaley Ford
Toyota of Rock Hill	Rancho Auto Group	Shamaley Collision Center

GPI TX-SBII, Inc. (DE)	GPI TX-SHII, Inc. (DE)	Group 1 Realty, Inc. (DE)
dba	dba	dba
BMW of El Paso	South Loop Hyundai	Group 1 Realty, Inc. of Delaware (LA)
MINI of EL Paso	Auto Needs Superstore.com	G1R of New Hampshire (NH)

Lubbock Motors, Inc. (DE)	Lubbock Motors-SH, Inc. (DE)	Lubbock Motors-T, Inc. (DE)
dba	dba	dba
The Credit Connection	Gene Messer Hyundai	Gene Messer Scion
The Credit Connection of Amarillo	Gene Messer Kia	Gene Messer Toyota

Maxwell Ford, Inc. (DE)	McCall-TII, Inc. (DE)	Mike Smith Automotive-H, Inc. (DE)
dba	dba	dba
Maxwell Ford	Fort Bend Scion	Mike Smith Honda
Maxwell Ford Supercenter	Fort Bend Toyota	Mike Smith Collision Center

Mike Smith Imports, Inc. (TX)	Millbro, Inc. (CA)	Miller Family Company, Inc. (CA)
dba	dba	dba
BMW of Beaumont	Miller Honda - Culver City	Miller Honda
Mike Smith BMW	Miller Honda	Miller Honda - Van Nuys

NJ-SB, Inc. (DE)	Danvers-T, Inc. (DE)	Danvers-TIII, Inc. (DE)
dba	dba	dba
BMW of Atlantic City	Ira Scion	Ira Scion III
BMW of Atlantic City Collision Center	Ira Toyota	Ira Toyota III
	Ira Toyota of Danvers	Ira Toyota of Milford

FMM, Inc. (CA)	GPI GA-FII, LLC (DE)	GPI GA-T, LLC (DE)
dba	dba	dba
Miller Scion	Jim Tidwell Ford	World Scion
Miller Toyota - Culver City	Group 1 Atlanta	World Toyota
Miller Toyota	Group 1 Automotive - Southeast Region	World Toyota Collision & Glass Center

GPI KS-SB, Inc. (DE)	Harvey Operations-T, LLC (DE)	Howard-GM, Inc. (DE)
dba	dba	dba

Exhibit 21.1

Baron BMW	Bohn Brothers Toyota	Bob Howard Buick GMC
Baron MINI	Bohn Brothers Scion	Bob Howard GMC Truck
Baron Collision Center	Bohn Brothers Quality Select Used Cars	Bob Howard Collision Center

Lubbock Motors-GM, Inc. (DE)	Lubbock Motors-S, Inc. (DE)	McCall-T, Inc. (DE)
dba	dba	dba
Gene Messer Chevrolet	Gene Messer Volkswagen	Sterling McCall Scion
Gene Messer Accessories	Gene Messer Used Cars	Sterling McCall Toyota
Gene Messer Chevrolet Collision Center	Gene Messer Value Lot Wolfforth	West Region Management Group

NY-FV, Inc. (DE)	NY-SB, Inc. (DE)	GPI SAC-T, Inc. (DE)
dba	dba	dba
Hassel Volvo	Hassel BMW	Folsom Lake Scion
Hassel Volvo Glen Cove	Hassel MINI	Folsom Lake Toyota
Hassel Auto Group	Hassel Auto Group	Folsom Lake Toyota Collision Center
Folsom Lake Used Car Outlet

Miller-DM, Inc. (DE)	Danvers-TII, Inc. (DE)	Lubbock Motors-F, Inc. (DE)
dba	dba	dba
Mercedes-Benz of Beverly Hills	Ira Scion II	Gene Messer Ford
Miller's Mercedes-Benz of Beverly Hills	Ira Scion of Tewksbury	Gene Messer Ford Lincoln
smart center Beverly Hills	Ira Toyota II	Gene Messer Lincoln
Beverly Hills, Ltd.	Ira Toyota II / Scion II	Gene Messer Value Lot
	Ira Toyota of Tewksbury	The Credit Connection

McCall-TL, Inc. (DE)	Advantagecars.com, Inc. (DE)	Hodgson Automotive Limited (UK)
dba	dba	dba
Sterling McCall Lexus	Sterling McCall Hyundai	Chingford Audi
Lexus of Clear Lake	Sterling McCall Fiat	Chelmsford Audi
SMR Auto Glass	Advantage Cars	Colchester Audi
Sterling McCall Collision Center of Clear Lake	Advantage Car Sales	Harold Wood Audi
Sterling McCall Restoration Center	Advantagecars	Southend Audi
	Advantagecars.com	Stansted Audi

McCall-SB Inc. (DE)	Howard-GM II, Inc. (DE)	Amarillo Motors-F, Inc. (DE)
dba	dba	dba
Advantage BMW	Smicklas Chevrolet	Gene Messer Ford
Advantage BMW Midtown	John Smicklas Chevrolet	Gene Messer Ford Lincoln
Advantage BMW of Clear Lake	Bob Howard PDC	Gene Messer Ford Lincoln and Mazda of Amarillo
Advantage MINI of Clear Lake	Group 1 Autoparts	Gene Messer Ford Lincoln of Amarillo
BMW of Clear Lake	Group 1 Autoparts.com	Gene Messer Ford of Amarillo
MINI of Clear Lake	Howard Parts Distribution Center	Gene Messer Lincoln
	Smicklas PDC	Gene Messer Lincoln of Amarillo
Gene Messer Mazda
Gene Messer Mazda of Amarillo
Gene Messer Ford Value Lot